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                                                                    Exhibit 10.1

                             AMENDMENT NO. 3 AND RELEASE
                             ---------------------------


         AMENDMENT NO. 3 AND RELEASE (this "AMENDMENT"), dated as of August 26, 1998, under the Credit Agreement, dated as of April 26, 1996, by and among Gibson Greetings, Inc., the Lenders party thereto, and The Bank of New York, as Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. The Borrower has requested certain amendments to the Credit Agreement.

         Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Agent agree as follows:

         1. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in alphabetical order:

         "INK GROUP COMPANIES": as defined in Section 8.5(d).

         "NON-GUARANTOR INTERCOMPANY DEBT" (a) Indebtedness of the Borrower to one or more of the Domestic Subsidiaries or Foreign Subsidiaries which are not Guarantors, and (b) demand indebtedness of one or more of the Domestic Subsidiaries or Foreign Subsidiaries which are not Guarantors to the Borrower or any one or more of the Domestic Subsidiaries or Foreign Subsidiaries.

         "TVM": as defined in Section 8.5(f).

         2. Section 8.1 of the Credit Agreement is amended by adding the following at the end thereof:

         , (h) Indebtedness of the Ink Group Companies to the Borrower to the extent permitted by Section 8.5, (i) Indebtedness of TVM to the Borrower to the extent permitted by Section 8.5, and (j) Non-Guarantor Intercompany Debt to the extent permitted by Section 8.5(g).

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         3. Section 8.3 of the Credit Agreement is amended by adding the following at the end thereof:

         , and (e) the Disposition by the Borrower of all of the capital stock of The Paper Factory of Wisconsin, Inc. (the " TPF Disposition").

         4. Section 8.4 of the Credit Agreement is amended by adding the following at the end thereof:

         , and (d) other Acquisitions the cost of which, when aggregated with the aggregate cost of all Investments made pursuant to Section 8.5(g) and Restricted Payments made pursuant to Section 8.6(c) shall not exceed $10,000,000.

         5. Section 8.5 of the Credit Agreement is amended by adding the following at the end thereof:

         , (d) the Borrower may make equity Investments in The Ink Group, provided however that (1) the Borrower shall acquire not less than 100% of the ownership interests in The Ink Group subsidiary operating in the United Kingdom and not less than 60% of the ownership interests in The Ink Group's operating companies in Australia and New Zealand (such United Kingdom, Australian and New Zealand companies being referred to as the "Ink Group Companies"), and (2) the cash consideration therefor paid by the Borrower and its Subsidiaries shall not be in excess $1,000,000, (e) the Borrower may make loans to and advances for the benefit of the Ink Group Companies, provided that the aggregate principal balance of all such loans and advances shall not exceed $8,000,000 at any one time outstanding, (f) the Borrower may make one or more additional Investments in The Virtual Mall, Inc. ("TVM"), provided that immediately after giving effect thereto, the aggregate cost of all Investments made by the Borrower and its Subsidiaries in TVM shall not exceed $5,000,000, and (g) other Investments the cost of which, when aggregated with the aggregate cost of all Acquisitions made pursuant to Section 8.4(d) and Restricted Payments made pursuant to
         Section 8.6(c) shall not exceed $10,000,000.

         6. Section 8.6 of the Credit Agreement is amended by adding the following at the end thereof:

         , and (c) provided that immediately before and after giving effect thereto no Default or Event of Default shall or would exist, the Borrower may pay additional dividends and make additional distributions on and additional




                                       -2-

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         redemption of any class of Stock or other type or class of equity interest or equity investment the cost of which, when aggregated with the aggregate cost of all Acquisitions made pursuant to Section 8.4(d) and Investments made pursuant to Section 8.5(g) shall not exceed $10,000,000.

         7. The Agent agrees that on and as of the date of the TPF Disposition, if any, TPF shall be released from all of its obligations and liabilities under the Subsidiary Guaranty.

         8. Paragraphs 1 - 7 of this Amendment shall not be effective until such date as the Agent shall have received counterparts of this Amendment executed by the Borrower and Required Lenders.

         9. On the date hereof, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists and that the representations and warranties contained in the Credit Agreement are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

         10. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or other agreement in respect of any term or condition of any Loan Document contained herein shall be deemed to be a consent or other agreement in respect of any other term or condition contained in any Loan Document.

         11. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         12. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.








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         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                    GIBSON GREETINGS, INC.


                                    By:  /s/ J. Wilson
                                        ------------------------
                                    Name: James T. Wilson
                                          ----------------------
                                    Title:    CFO
                                          ----------------------


                                    THE BANK OF NEW YORK
                                       individually and as Agent


                                    By: /s/ Edward J. Dougherty III
                                        ---------------------------
                                    Name: Edward J. Dougherty III
                                          -------------------------
                                    Title: Vice President
                                          -------------------------
                                           U.S. Commercial Banking




Each of the following Lenders consents
to the execution and delivery of this
Amendment by the Agent and agrees to all of the terms and conditions hereof:


FIFTH THIRD BANK


By: /s/ Andrew K. Haven
    ------------------------
Name: Andrew K. Haven
      ----------------------
Title: Vice President
      ----------------------



HARRIS TRUST AND SAVINGS BANK


By: /s/ W. A. McDonnell
    ------------------------
Name: William McDonnell
      ----------------------
Title: Vice President
      ----------------------
       (312) 461-5244


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NBD BANK, N.A.


By: /s/ Scott A. Dvornik
   -------------------------
Name: Scott A. Dvornik
     -----------------------
Title:  Vice President
       ---------------------